EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     Glenn Biggs
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00

EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     Molly Shi Boren
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00

EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     Donald M. Carlton
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00

EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     T. J. Ellis
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00

EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     Glenn Files
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00

EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     Joe H. Foy
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00

EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     Robert W. Lawless
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00

EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     James L. Powell
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00

EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     Thomas V. Shockley III
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00

EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     J. C. Templeton
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00

EXHIBIT 24.4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1997.


                                                     Lloyd D. Ward
                                                     Director




Subscribed and sworn to before me this 23rd day of January, 1997.


                                                     Kenneth C. Raney, Jr.
                                                     Notary Public

My Commission Expires:
07/09/00